UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

At the annual meeting of stockholders of Zimmer Biomet Holdings, Inc. (the “Company”) held on May 3, 2016, the Company’s stockholders approved the amended Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (the “2009 Plan”). The amended 2009 Plan was approved by the Company’s Board of Directors in February 2016, subject to stockholder approval, and became effective following such approval at the annual meeting.

The material amendments to the 2009 Plan include the following:

•	the number of shares available for issuance pursuant to awards under the plan was increased by 10.0 million; and

•	the term of the plan was extended to May 31, 2024.

A more complete description of the terms of the amended 2009 Plan can be found in “Proposal 4—Approval of the Amended 2009 Stock Incentive Plan” (pages 73 through 78) in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2016 (the “2016 proxy statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Company’s 2016 proxy statement are qualified in their entirety by reference to the full text of the amended 2009 Plan, a copy of which is filed as Exhibit 10.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 3, 2016. Stockholders took the following actions:

•	elected twelve (12) directors for one-year terms ending at the 2017 annual meeting of stockholders (Proposal 1);

•	ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016 (Proposal 2);

•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2016 proxy statement (Proposal 3); and

•	approved the amended 2009 Plan (Proposal 4).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstained	Broker Non-Votes
Christopher B. Begley	157,408,558	424,418	303,682	16,422,894
Betsy J. Bernard	156,796,502	1,043,336	296,820	16,422,894
Paul M. Bisaro	156,273,948	1,559,107	303,603	16,422,894
Gail K. Boudreaux	157,040,978	798,289	297,391	16,422,894
David C. Dvorak	157,411,308	425,872	299,478	16,422,894
Michael J. Farrell	156,857,116	977,740	301,802	16,422,894
Larry C. Glasscock	154,638,857	2,337,253	1,160,548	16,422,894
Robert A. Hagemann	157,406,250	426,491	303,917	16,422,894
Arthur J. Higgins	156,798,324	1,034,640	303,694	16,422,894
Michael W. Michelson	157,393,346	437,365	305,947	16,422,894
Cecil B. Pickett, Ph.D.	156,841,648	994,263	300,747	16,422,894
Jeffrey K. Rhodes	157,402,956	429,490	304,212	16,422,894

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
172,571,481	1,676,857	311,214	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstained	Broker Non-Votes
128,088,629	28,773,972	1,274,057	16,422,894

Proposal 4 – Approval of Amended 2009 Plan

For	Against	Abstained	Broker Non-Votes
144,007,076	13,052,463	1,077,119	16,422,894

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (As Amended on May 3, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2016

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (As Amended on May 3, 2016)